INVESTOR PRESENTATION

4Q 2025

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and future monetary policies of the Federal Reserve and executive orders in response thereto); interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement and changes in foreign policy; disruptions to the global supply chain, including as a result of domestic or foreign policies; our ability to successfully manage credit risk, including in the commercial real estate ("CRE") portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; our ability to raise additional capital to implement our business plan; credit risks and risks from concentrations (including by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement organic and acquisition growth strategies; the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous employee stock ownership program fiduciary services commenced by government and private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMN Financial, Inc. ("HMNF"); the extensive regulatory framework that applies to us; the ability of Alerus Financial, National Association (the "Bank") to pay dividends to us and our ability to pay dividends to our stockholders; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war, military conflicts, or terrorism, including ongoing conflicts in the Middle East, the Russian invasion of Ukraine and the recent military actions in Venezuela, or other adverse external events and changes in foreign relations; any material weaknesses in our internal control over financial reporting; our success at managing and responding to the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a leading commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE[1]

Last Twelve Months Ended December 31, 2025

Net Interest Income:
$172.5 million
59.2% of revenue

Adjusted Noninterest Income[1]:
$118.7 million
40.8% of revenue



Retirement & Benefits Revenue 22.7%
Wealth Advisory Revenue 9.7%
Banking Fees & Other Revenue 8.4%[1][2]
Net Interest Income 59.2%

RETIREMENT AND BENEFIT SERVICES

Retirement Services
- Plan administration
- Trust and custodial offerings
- Record keeping

Benefit Services
- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions



$34.2
$36.7
$32.1
$36.7
$40.7
$44.9
2020
2021
2022
2023
2024
2025

BANKING

Business Services
- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services
- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



$3.0
$3.4
$3.8
$3.9
$5.3
$5.2
2020
2021
2022
2023
2024
2025

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate Planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions



$3.3
$4.0
$3.6
$4.0
$4.6
$4.9
2020
2021
2022
2023
2024
2025

1. Excludes net losses on investment securities, net gains on sale of loans, and net losses on sale/disposal of fixed assets. See "Non-GAAP Disclosure Reconciliation."
2. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

FRANCHISE FOOTPRINT

27 FULL-SERVICE BANKING OFFICES

- **Grand Forks, ND:** 4 offices
- **Fargo, ND:** 2 offices
- **Twin Cities, MN:** 6 offices
- **Rochester, MN:** 4 offices
- **Southern MN, WI and IA:** 9 offices
- **Phoenix, AZ:** 2 offices

RETIREMENT AND BENEFIT SERVICES

- Offices in **Minnesota**, **North Dakota,** and **Colorado**
- Retirement plan service clients in all **50 states**



Market Distribution and Client Base

- **57,500** Consumer clients(1)
- **17,400** Commercial clients(1)
- **12,200** Wealth clients
- **8,800** Employer-sponsored retirement plans
- **495,000** Employer-sponsored retirement and benefit plan participant accounts and health savings accounts
- **33,600** Flexible spending account and health reimbursement arrangement participants

BANKING

LOANS: $4,048



4.0%
13.1%
28.0%
54.9%

DEPOSITS: $4,192



23.3%
30.4%
6.7%
2.4%
37.2%

WEALTH ADVISORY

AUA / AUM: $4,851



4.4%
15.5%
9.6%
70.5%

RETIREMENT AND BENEFITS

AUA / AUM: $44,925



9.1%
13.5%
77.4%

LEGEND: North Dakota | Minnesota | Arizona | Wisconsin & Iowa | National | Synergistic | *($ in millions)*

1. Includes applicable clients from our Banking, Wealth Advisory, and Retirement and Benefits groups.
Data as of 12/31/2025 | Client base data is approximate and rounded to the nearest hundred.

STRATEGIC GROWTH

To supplement our organic growth, we have executed 26 acquisitions throughout the history of our company including: 16 in Banking and 10 in Retirement and Benefits.



1879
Began as the Bank of Grand Forks
2000
Rebranded to Alerus
2007
Expanded to Minnesota Market
2009
Expanded to Arizona Market
2019
Completed Initial Public Offering (IPO)
2022
Acquired Metro Phoenix Bank
2024
Acquired HMN Financial, Inc.

ROE[1] (2019 - 2024)



9.5%
11.1%
11.2%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

ROA[1] (2019 - 2024)



1.12%
1.30%
1.16%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

1. Source S&P Capital IQ.
2. Excludes net losses on investment securities (after-tax) of $19.5 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

One Alerus = Working Better Together to Grow


Client Oriented
Diversified Services
Synergistic Growth
Tailored Advice
Technology Investment
Reinvention of Processes
One Alerus

Our **Purpose Powers** our **Culture**

Passion for Excellence

Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final

Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing

Lead with integrity and provide valued advice and guidance

One Alerus

Work together to provide purpose-driven products and services for our clients

ORGANIC GROWTH

- Collaborative leadership team focused on ***new client*** acquisition, retention, and ***deepening relationships*** with existing clients
- ***Diversified business model*** focused on bringing value to clients through advice and specialty solutions to help clients grow
- Leveraging ***growth synergies*** unavailable to traditional banking organizations

EMPLOYER OF CHOICE

- Recruiting and retaining ***top talent across the organization*** with deep expertise and industry experience
- ***Accelerating growth*** in existing or new mid-market C&I banking markets and specialty niches ***with talent and team lift-outs***

STRATEGIC ACQUISITIONS

- Proven history as ***acquiror of choice*** focused on complementary business models, cultural similarities, and growth opportunities
- Acquisition targets include nationwide ***retirement and benefit*** service providers, ***wealth management*** firms, and ***banks***

PRODUCTIVITY AND EFFICIENCY

- Providing ***secure and reliable*** technology that meets evolving client expectations
- Integrating our full product and service offerings through our ***fast-follower*** technology strategy

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE O'NEILL LORENSON
Director, President and
Chief Executive Officer
9 years with Alerus



AL VILLALON
Executive Vice President and
Chief Financial Officer
4 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Operating Officer
8 years with Alerus



JIM COLLINS
Executive Vice President and
Chief Banking and Revenue Officer
4 years with Alerus



FORREST WILSON
Executive Vice President and
Chief Retirement Services Officer
2 years with Alerus



MISSY KENEY
Executive Vice President and
Chief Engagement Officer
21 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



JANET ESTEP
Since 2021
Former President and CEO, Nacha;
Former EVP, US Bank Transaction Division;
Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors;
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent;
Former SVP, Private Client Group, RBC Wealth Management
Former Partner, McKinsey & Company



JEFFREY BOLTON
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

FOURTH QUARTER HIGHLIGHTS

Office in Minnetonka, Minnesota

4Q 2025 HIGHLIGHTS

Success is Never Final

EARNINGS	**Adjusted EPS[1]: $0.85** +$0.19 vs. 3Q25	**NII: $45.2 million** 3.69% NIM[2]	**Adjusted ROTCE[1]: 21.05%** +2.50% vs. 3Q25	**Adjusted ROAA[1]: 1.62%** +34 bps vs. 3Q25
BALANCE SHEET	**Loans: $4.0 billion** Loan yield +4 bps vs. 3Q25	**Deposits: $4.2 billion** Cost of total deposits -17 bps vs. 3Q25	**Synergistic Deposits[2]:** 23.3% of total deposits	**L/D Ratio: 96.6%** +3.6% vs. 3Q25 after calling majority of brokered deposits
ASSET & CAPITAL STRENGTH	**CET1: 10.3%** Well above bank regulatory requirements	**ACL to Total Loans: 1.53%** +2 bps vs. 3Q25	**NCO Ratio: -0.03%** Second straight quarter of net-recoveries	**TBV Per Share[1]: $17.55** +$0.65 vs. 3Q25

VALUE CREATION

Strategic Balance Sheet Repositioning
Sold $360 million of AFS securities with a weighted average yield of 1.7%; proceeds were reinvested into securities with a weighted average yield of 4.7%

Expense Management Discipline
Adjusted efficiency ratio[1] was 63.6% in 4Q25, decreasing 1.7% vs. 3Q25

Dividend Per Share $0.21
$5.3 million to stockholders

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Tax-equivalent net interest margin.
3. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

4Q 2025 RESULTS

Income Statement

(dollars and shares in thousands, except per share data)	Three months ended			Year ended	
	December 31, 2025 (Unaudited)	September 30, 2025 (Unaudited)	December 31, 2024 (Unaudited)	December 31, 2025 (Unaudited)	December 31, 2024 (Unaudited)
Net Interest Income	$ 45,174	$ 43,136	$ 38,284	$ 172,499	$ 107,045
Provision for Credit Losses	(308)	—	11,992	556	18,141
Net Interest Income After Provision for Credit Losses	45,482	43,136	26,292	171,943	88,904
Noninterest Income (Loss)	(36,949)	29,430	33,874	51,876	114,930
Noninterest Expense	51,881	50,541	60,457	201,227	180,675
Income (Loss) Before Income Tax (Benefit) Expense	(43,348)	22,025	(291)	22,592	23,159
Income Tax (Benefit) Expense	(10,298)	5,101	(225)	5,153	5,379
Net Income (Loss)	$ (33,050)	$ 16,924	$ (66)	$ 17,439	$ 17,780
Adjusted Net Income (1)	*21,419*	*17,000*	*11,245*	*71,407*	*30,983*
Pre-Provision Net Revenue (1)	$ (43,656)	$ 22,025	$ 11,701	$ 23,148	$ 41,300
Adjusted Pre-Provision Net Revenue (1)	*25,292*	*22,121*	*18,247*	*91,462*	*50,240*
Per Common Share Data					
Earnings (Loss) Per Common Share - Diluted	$ (1.27)	$ 0.65	$ —	$ 0.68	$ 0.83
Adjusted Earnings Per Common Share - Diluted (1)	*0.85*	*0.66*	*0.45*	*2.78*	*1.45*
Diluted Average Common Shares Outstanding	25,710	25,713	25,144	25,697	21,321
Performance Ratios					
Return on Average Total Assets	(2.50) %	1.27 %	— %	0.33 %	0.39 %
Adjusted Return on Average Total Assets (1)	*1.62 %*	*1.28 %*	*0.85 %*	*1.35 %*	*0.69 %*
Return on Average Common Equity	(23.75) %	12.80 %	(0.05) %	3.32 %	4.47 %
Return on Average Tangible Common Equity (1)	(28.15) %	18.48 %	2.38 %	6.29 %	7.14 %
Adjusted Return on Average Tangible Common Equity (1)	*21.05 %*	*18.55 %*	*14.89 %*	*19.48 %*	*11.22 %*
Noninterest (Loss) Income as a % of Revenue	(449.23) %	40.56 %	46.94 %	23.12 %	51.78 %
Adjusted Noninterest Income as a % of Revenue (1)	*41.39 %*	*40.58 %*	*44.27 %*	*40.77 %*	*50.90 %*
Net Interest Margin (Tax-Equivalent)	3.69 %	3.50 %	3.20 %	3.53 %	2.56 %
Efficiency Ratio (1)	557.48 %	65.34 %	79.47 %	84.10 %	77.92 %
Adjusted Efficiency Ratio (1)	*63.55 %*	*65.22 %*	*68.97 %*	*64.45 %*	*73.45 %*

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

PERFORMANCE RATIOS


Adjusted Return on Average Assets(1)/(2)
0.85%
1.28%
1.62%
4Q 2024
3Q 2025
4Q 2025


Adjusted Return on Average Tangible Common Equity(1)/(2)
14.89%
18.55%
21.05%
4Q 2024
3Q 2025
4Q 2025


Tangible Book Value per Share(2)
$14.44
$16.90
$17.55
4Q 2024
3Q 2025
4Q 2025

1. Rates have been annualized.
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY REVENUE ITEMS



Net Interest Income
$ in thousands
$38,284
$43,136
$45,174
4Q 2024
3Q 2025
4Q 2025

Net Interest Income:	+4.7% Linked quarter +18.0% Year-over-year



Adjusted Noninterest Income (1)
$ in thousands | % of noninterest income
Retirement & Benefit Services
Wealth Advisory
Adjusted Banking Fees and Other(1)/(2)
$30,415
$29,465
$31,899
$6,917
22.7%
$6,409
21.8%
$7,201
22.6%
$7,010
23.0%
$6,560
22.3%
$7,438
23.3%
$16,488
54.3%
$16,496
55.9%
$17,260
54.1%
4Q 2024
3Q 2025
4Q 2025

Adjusted Noninterest Income:	+8.3% Linked quarter +4.9% Year-over-year

1. Excludes net losses on investment securities, net gains on sale of loans, and net losses on sale/disposal of fixed assets. See "Non-GAAP Disclosure Reconciliation."
2. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

NET INTEREST INCOME

YIELDS AND RATES

Earning Assets



6.27%
5.60%
2.68%
6.31%
5.70%
2.64%
6.35%
5.72%
2.45%
4Q 2024
3Q 2025
4Q 2025
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.37%
2.96%
2.53%
2.20%
2.69%
2.34%
2.03%
2.49%
2.18%
4Q 2024
3Q 2025
4Q 2025
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NIM[1]



3.20%
3.50%
3.69%
4Q 2024
3Q 2025
4Q 2025
NIM(1)

NII AND NIM[1] WALK

$ in Thousands



$43,136
$1,560
$735
$0
($73)
($184)
$45,174
3Q 2025
Liability Rate
Liability Volume/Mix
Accrual Days
Asset Volume/Mix
Asset Rate & PAA
4Q 2025

	3Q 2025	Liability Rate	Liability Volume/Mix	Accrual Days	Asset Volume/Mix	Asset Rate & PAA	4Q 2025
NIM:[1]	3.50%	0.12%	0.06%	0.00%	0.00%	(0.01%)	3.69%

QUARTERLY HIGHLIGHTS

- Net interest income for the fourth quarter of 2025 was $45.2 million, a $2.0 million, or 4.7%, increase from the third quarter of 2025.
  - The increase was primarily due to lower cost of funds and a one-time $2.4 million adjustment related to a sold loan participation.
- Net interest margin (on a tax-equivalent basis) increased 19 basis points to 3.69%, from 3.50% for the third quarter of 2025.
  - The increase was mainly attributable to lower cost of funds and a one-time adjustment related to a sold loan participation, offset by less purchase accounting accretion.
  - Margin was impacted by 52 basis points of purchase accounting accretion and non-recurring items.

1. Tax-equivalent net interest margin.
Yields and rates have been annualized.

EARNING ASSETS

DECEMBER 31, 2025 LOAN PORTFOLIO[1]


1.1%
18.2%
6.1%
9.5%
21.6%
10.6%
3.1%
29.8%

LOAN PORTFOLIO[1] CHANGES

$ in thousands

Chart Legend	Category	As of 12/31/2024	As of 9/30/2025	As of 12/31/2025	Change QoQ	Change YoY
	Commercial and industrial	$ 666,727	$ 702,135	$ 736,833	4.9%	10.5%
	CRE - Construction, land and development	294,677	349,768	246,238	-29.6%	-16.4%
	CRE - Multifamily	363,123	374,761	383,505	2.3%	5.6%
	CRE - Non-owner occupied	967,025	865,785	875,862	1.2%	-9.4%
	CRE - Owner occupied	371,418	435,320	427,260	-1.9%	15.0%
	Agriculture	124,307	128,951	127,299	-1.3%	2.4%
	Residential real estate	1,161,135	1,203,641	1,206,167	0.2%	3.9%
	Other consumer	44,122	41,715	44,858	7.5%	1.7%
	Total	**$ 3,992,534**	**$ 4,102,076**	**$ 4,048,022**	**-1.3%**	**1.4%**

INVESTMENT PORTFOLIO


$ in thousands
Municipals
Corporate Debt
Corporate ABS & CMO
Other (2)
Agency MBS
$867,078
13.8%
6.0%
44.9%
3.9%
31.4%
$791,776
14.3%
6.2%
46.5%
0.3%
32.7%
$770,424
14.5%
4.8%
52.8%
0.3%
27.6%
12/31/2024
9/30/2025
12/31/2025

	12/31/2024	9/30/2025	12/31/2025
Book Yield (Period End)	2.58%	2.45%	3.92%
Held-to-Maturity:	31.8%	32.7%	33.1%
Available-for-Sale:	67.8%	67.1%	66.7%
Trading Securities[2]:	0.4%	0.2%	0.2%
% of Earning Assets:	17.6%	15.9%	15.7%
AOCI:	($73,366)	($54,338)	($2,156)

QUARTERLY HIGHLIGHTS

- Total loans decreased $54 million, or 1.3%, from September 30, 2025.
- The quarter-over-quarter decrease was primarily driven by higher payoffs in commercial real estate loans, which was partially offset by an increase to commercial and industrial loans.
- Total non-owner occupied and multifamily CRE loans to total Bank risk-based capital[3] was 251% as of December 31, 2025.
- The investment portfolio decreased $21 million, or 2.7%, from September 30, 2025, largely due to paydowns and maturities in the Agency MBS and corporate debt categories.

1. Additional loan portfolio breakdown available in appendix.
2. Other includes U.S. Treasury and Agencies, Agency Non-MBS, and trading securities which consist of mutual funds held for deferred compensation.
3. Bank total risk-based capital was $503 million as of December 31, 2025.

DEPOSIT CHARACTERISTICS

DECEMBER 31, 2025 DEPOSIT PORTFOLIO (BY CATEGORY)



4.9%
13.7%
Noninterest-bearing: 19.3%
31.2%
30.9%

DEPOSIT PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 12/31/2024	As of 9/30/2025	As of 12/31/2025	Change QoQ	Change YoY
	Noninterest-bearing	$ 903,466	$ 776,791	$ 807,896	4.0%	-10.6%
	Interest-bearing demand	1,220,173	1,256,687	1,296,315	3.2%	6.2%
	Money market and savings	1,357,536	1,431,592	1,307,846	-8.6%	-3.7%
	Time deposits	706,965	745,056	576,542	-22.6%	-18.4%
	HSA deposits	190,270	202,527	203,404	0.4%	6.9%
	Total	**$4,378,410**	**$4,412,653**	**$4,192,003**	**-5.0%**	**-4.3%**
	Loan to deposits ratio	**91.2%**	**93.0%**	**96.6%**		

DECEMBER 31, 2025 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT)



Public 4.3%
Synergistic(1) 23.3%
Consumer 35.1%
Commercial 37.3%

Synergistic deposits[1] grew **4.3%** from September 30, 2025

QUARTERLY HIGHLIGHTS

- Total deposits decreased $221 million, or 5.0%, from September 30, 2025.
- Noninterest-bearing deposits grew 4.0% from the third quarter of 2025.
- The loan to deposits ratio was 96.6% as of December 31, 2025, an increase of 3.6% from September 30, 2025.
- The quarter-over-quarter decrease in total deposits was due primarily to the calling of brokered CDs and a reduction in other high-cost wholesale deposits.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

BANKING SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	4Q 2025	3Q 2025	4Q 2024
Net interest income	$ 45,174	$ 43,136	$ 38,284
Provision for credit losses	(308)	-	11,992
Noninterest income[2]/[3]	6,756	6,374	10,376
Total revenue	52,238	49,510	36,668
Noninterest expense[4]	28,562	28,697	30,667
Net income before taxes:	**$ 23,676**	**$ 20,813**	**$ 6,001**

NONINTEREST INCOME[2]/[3] BREAKDOWN

$ in thousands



$10,376
$3,459
$2,274
$722
$644
$3,277
$6,374
$1,354
$878
$703
$3,474
($35)
$6,756
$2,404
$860
$734
$3,203
($445)
4Q 2024
3Q 2025
4Q 2025
Mortgage
Other
Service Charges
One-time Items(3)/(5)
Debit Card Interchange

MORTGAGE HIGHLIGHTS

$ in millions



Portfolio
Sale
$89
$12
$77
$143
$27
$116
$137
$17
$120
4Q 2024
3Q 2025
4Q 2025

	4Q 2024	3Q 2025	4Q 2025
Purchase:	86.1%	86.8%	69.8%
Refinance:	13.9%	13.2%	30.2%

QUARTERLY HIGHLIGHTS

- Banking services noninterest income increased $0.4 million, or 6.0%, from the third quarter of 2025.
- Other income for the fourth quarter of 2025 increased $1.0 million, or 77.5%, from the third quarter of 2025, primarily driven by increased swap fee revenue.
- Mortgage revenue for the fourth quarter of 2025 decreased $0.3 million, or 7.8%, from the third quarter of 2025, as origination volume decreased 4.2%.

1. Includes Corporate Administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes net losses on investment securities of $68.4 million in 4Q 2025. See "Non-GAAP Disclosure Reconciliation."
4. Excludes non-personnel HMNF acquisition-related expenses.
5. One-time items include the net gain on sale of premises and equipment of $3.5 million in 4Q 2024, a ($35) thousand loss on sale of non-mortgage loans in 3Q 2025, and a ($445) thousand loss on sale of premises and equipment in 4Q 2025.

RETIREMENT AND BENEFIT SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	4Q 2025	3Q 2025	4Q 2024
Recurring annual income	$ 13,839	$ 13,391	$ 13,276
Transactional income	3,421	3,105	3,212
Total noninterest income	17,260	16,496	16,488
Noninterest expense	14,812	13,394	14,790
Net income before taxes:	**$ 2,448**	**$ 3,102**	**$ 1,698**

AUA / AUM AND PARTICIPANT ACCOUNTS

$ in millions



$36,733
$32,123
$36,682
$40,729
$44,925
447,564
453,757
473,692
500,164
495,039
2021
2022
2023
2024
2025
AUA/AUM
Participant Accounts

SYNERGISTIC DEPOSITS

$ in thousands



$525,778
$529,584
$598,160
$683,149
$725,618
$170,224
$167,796
$188,349
$211,988
$226,168
$153,224
$166,171
$176,729
$190,270
$203,404
$202,330
$195,617
$233,082
$280,891
$296,046
2021
2022
2023
2024
2025
Money Market
HSA
Other

QUARTERLY HIGHLIGHTS

- Retirement and Benefit Services revenue increased 4.6% compared to the third quarter of 2025. The increase was primarily driven by both asset-based and transaction-based fees.
- AUA / AUM increased 2.1%, and the number of plans serviced increased 1.3%, from September 30, 2025.
- 60% of Retirement and Benefit Services revenue is tied to plans, participants, and activity. 40% of revenue is market sensitive.
- 54.5% of Retirement and Benefit Services synergistic deposits are indexed.
- HSA synergistic deposits had an average cost of funds of 10 bps for the third quarter of 2025.

1. Excludes funds transfer pricing credit on synergistic deposits.

WEALTH ADVISORY SERVICES

DIVISIONAL(1) INCOME STATEMENT

$ in thousands

	4Q 2025	3Q 2025	4Q 2024
Asset management	$ 6,553	$ 5,698	$ 5,974
Brokerage	459	372	651
Insurance and other	426	490	385
Total noninterest income	7,438	6,560	7,010
Noninterest expense	5,620	5,883	4,144
Net income before taxes:	**$ 1,818**	**$ 677**	**$ 2,866**

AUA / AUM


$ in millions
$4,040
$3,583
$4,019
$4,579
$4,851
2021
2022
2023
2024
2025

SYNERGISTIC DEPOSITS


$ in thousands
$143,183
$161,973
$253,384
$290,411
$252,578
2021
2022
2023
2024
2025

QUARTERLY HIGHLIGHTS

- Wealth Advisory Services revenue increased 13.4% from the third quarter of 2025 primarily driven by asset-based fees.
- AUA / AUM increased 0.8% from September 30, 2025.
- Synergistic Wealth deposits increased 0.9% in the fourth quarter of 2025 compared to September 30, 2025.
- Wealth Advisory Services synergistic deposits are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE



$ in thousands
$60,457
$10,005
$7,693
$3,235
$6,935
$1,963
$30,626
$50,541
$61
$7,653
$2,719
$6,285
$2,849
$30,974
$51,881
$100
$6,846
$3,201
$6,794
$3,658
$31,282
4Q 2024
3Q 2025
4Q 2025
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other(1)
One-time items(2)

Noninterest Expense: +2.7% Linked quarter
-14.2% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense increased $1.3 million, or 2.7%, compared to the third quarter of 2025.
- The quarter-over-quarter increase was primarily driven by occupancy and equipment expense, due to the opening of a new facility in our Fargo, North Dakota market, business services, software and technology expense due to an increase in data processing expenses, and professional fees and assessments from fees incurred related to the balance sheet repositioning in the fourth quarter of 2025.
- The quarter-over-quarter increase was partially offset by a decrease in mortgage and lending expenses, primarily due to a decrease in reimbursable loan expenses.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense decreased $8.6 million, or 14.2%, compared to the fourth quarter of 2024.
- The decrease was primarily driven by decreases in professional fees and assessments due to acquisition-related expenses in connection with the HMNF acquisition in 2024, compensation expense due to lower headcount, and intangible amortization expense due to the annual reset of the $33.5 million core deposit intangible recorded in connection with the HMNF acquisition.
- The decrease was partially offset by an increase in occupancy and equipment expense primarily driven by facility upgrades.

1. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.
2. Consists of HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."

ASSET QUALITY AND RESERVE LEVELS

NPA / ASSETS %



0.09%
0.10%
0.22%
1.20%
1.27%
2021
2022
2023
2024
2025

NCO/ Avg Loans	(0.04)%	0.02%	(0.04)%	0.13%	0.05%

RESERVES OVER NPL %

$ in thousands



1,437%
821%
410%
95%
94%
2021
2022
2023
2024
2025

	2021	2022	2023	2024	2025
Nonaccrual loans	$2,076	$3,794	$8,596	$54,433	$66,148
Accruing loans 90+ days past due	121	-	139	8,453	-
Total NPLs	**$2,197**	**$3,794**	**$8,735**	**$62,886**	**$66,148**

RESERVES / LOANS %



1.80%
1.27%
1.30%
1.50%
1.53%
2021
2022
2023
2024
2025

HIGHLIGHTS

- For the fourth quarter of 2025, the Company had net recoveries of $0.3 million which resulted in net charge-offs/(recoveries) to average loans of (3) bps in the quarter.
- The quarter-over-quarter decrease in net recoveries was primarily due to a $1.9 million recovery on a commercial and industrial loan in the third quarter of 2025.
- Reserves to total loans ratio was 1.53% on December 31, 2025, an increase of 3 bps from December 31, 2024.
- Total nonperforming assets were $66.5 million as of December 31, 2025, an increase of $3.6 million from December 31, 2024.
- The Company recorded a provision release of $0.3 million for the fourth quarter of 2025.

CAPITAL AND SOURCES OF LIQUIDITY

COMMON EQUITY TIER 1



14.7%
13.4%
11.8%
9.9%
10.3%
2021
2022
2023
2024
2025

TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS



15.1%
13.7%
12.1%
10.1%
10.5%
9.8%
11.3%
10.6%
8.7%
8.9%
6%
4%
Tier 1 Capital
Leverage
2021
2022
2023
2024
2025
Tier 1 Leverage
Tier 1 Capital
Regulatory Capital Minimum to be considered adequately capitalized.

TOTAL RISK BASED CAPITAL



18.6%
16.5%
14.8%
12.5%
12.9%
8%
2021
2022
2023
2024
2025
Regulatory Capital Minimum to be considered adequately capitalized.

LIQUIDITY

$ in thousands

Total assets	$ 5,230,084
Cash and cash equivalents	67,192
Unencumbered securities AFS	480,499
Overcollateralized securities pledging positions - AFS	21,131
Total On Balance Sheet Liquidity[1]	**568,822**
FHLB borrowing capacity	977,684
FRB Discount Window Capacity	40,590
Fed funds lines	127,000
Brokered CD capacity[2]	1,037,615
Total Off Balance Sheet Liquidity	**2,182,889**
Total Liquidity as of December 31, 2025	**$ 2,751,711**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,714,096***

1. Excludes unencumbered HTM securities with a market value of $155.9 million.
2. The Company had $8.4 million of brokered deposits as of December 31, 2025.

OUTLOOK

Full Year

	Comparison		FY 2026 Guidance[3]
Loans *End of period*	$4.0b *12/31/2025*	»	Up mid-single digits
Deposits *End of period*	$4.2b *12/31/2025*	»	Up low-single digits
NIM[1]	3.53% *2025*	»	3.50-3.60%
Adjusted Noninterest Income[2]	$119m *2025*	»	Up mid-single digits
Adjusted Revenue[2]	$291m *2025*	»	Up mid-single digits
Adjusted Noninterest Expense[2]	$200m *2025*	»	Up low-single digits
Adjusted ROA[2]	1.35% *2025*	»	>1.20%

1. Tax-equivalent net interest margin.
2. Represents a non-GAAP Financial measure.
3. The guidance, as shown, uses the assumption that the Federal funds rate remains static as of 12/31/2025 through 12/31/2026.

KEY TAKEAWAYS

Alerus is in a great position for 2026 after a strong fourth quarter

EARNINGS

NII and diversified noninterest income drove strong returns in the quarter

- Adjusted noninterest income[1] increased 8.3% compared to the third quarter of 2025
- Adjusted efficiency ratio[1] decreased 1.7% compared to the third quarter of 2025
- Adjusted ROA[1] of 1.62%, an increase of 34 bps compared to the prior quarter

BALANCE SHEET

Disciplined loan and deposit pricing

- $4.0 billion in loans with average yields increasing 4 bps from the prior quarter
- $4.2 billion of deposits with total costs decreasing 17 bps compared to the prior quarter
- Diversification in deposits with 23.3% coming from synergistic[2] sources

ASSET & CAPITAL STRENGTH

Robust capital, reserve levels, and diversification keep us well positioned

- Total reserves to loans of 1.53%
- CET1 of 10.3%; well above bank regulatory requirements
- Tangible book value per share[1] of $17.55, an increase of $0.65 from the prior quarter

VALUE CREATION

We remain focused on the long-term success of the Company

- Strategic $360 million balance sheet repositioning undertaken to increase future profitability
- Returned $5.3 million to stockholders through dividends
- Continued momentum in returning the Company to top tier performance

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.


ALERUS

APPENDIX

Office in
Excelsior, Minnesota

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)

Quarter ended December 31, 2025	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 45,819	$ -	$ -	$ (645)	$ 45,174
Provision for loan losses	(308)	-	-	-	(308)
Noninterest income (loss)[1]	(61,709)	17,260	7,438	62	(36,949)
Noninterest expense	28,562	14,812	5,620	2,887	51,881
Net income (loss) before taxes	**$ (44,144)**	**$ 2,448**	**$ 1,818**	**$ (3,470)**	**$ (43,348)**

Quarter ended September 30, 2025	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 43,788	$ -	$ -	$ (652)	$ 43,136
Provision for loan losses	-	-	-	-	-
Noninterest income (loss)[1]	6,216	16,496	6,560	158	29,430
Noninterest expense	28,697	13,394	5,883	2,567	50,541
Net income (loss) before taxes	**$ 21,307**	**$ 3,102**	**$ 677**	**$ (3,061)**	**$ 22,025**

Quarter ended December 31, 2024	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 38,949	$ -	$ -	$ (665)	$ 38,284
Provision for loan losses	11,992	-	-	-	11,992
Noninterest income (loss)[1]	10,366	16,488	7,010	10	33,874
Noninterest expense	30,667	14,790	4,144	10,856	60,457
Net income (loss) before taxes	**$ 6,656**	**$ 1,698**	**$ 2,866**	**$ (11,511)**	**$ (291)**

1. Banking noninterest income (loss) consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

($ in thousands)	December 31, 2025 Balance	December 31, 2025 Percent of Portfolio	September 30, 2025 Balance	September 30, 2025 Percent of Portfolio	December 31, 2024 Balance	December 31, 2024 Percent of Portfolio
Commercial and industrial:						
General business	$ 290,008	7.2%	$ 269,555	6.6%	$ 340,702	8.5%
Services	237,966	5.9%	217,220	5.3%	177,813	4.5%
Retail trade	101,374	2.5%	110,058	2.7%	88,105	2.2%
Manufacturing	107,485	2.7%	105,302	2.6%	60,107	1.5%
Total commercial and industrial	**736,833**	**18.3%**	**702,135**	**17.2%**	**666,727**	**16.7%**
Commercial real estate:						
Construction, land and development	246,238	6.1%	349,768	8.5%	294,677	7.4%
Multifamily	383,505	9.5%	374,761	9.1%	363,123	9.1%
Non-owner occupied						
Office	142,095	3.5%	137,008	3.3%	168,170	4.2%
Industrial	193,041	4.8%	166,018	4.0%	169,391	4.2%
Retail	116,735	2.9%	137,695	3.4%	154,325	3.9%
Hotel	110,022	2.7%	103,619	2.5%	170,982	4.3%
Medical Office	174,891	4.3%	197,015	4.8%	139,939	3.5%
Medical or nursing facility	85,918	2.1%	79,879	1.9%	110,164	2.8%
Other commercial real estate	53,160	1.3%	44,551	1.2%	54,054	1.3%
Total non-owner occupied	875,862	21.6%	865,785	21.1%	967,025	24.2%
Owner Occupied	427,260	10.6%	435,320	10.6%	371,418	9.3%
Total commercial real estate	**1,932,865**	**47.8%**	**2,025,634**	**49.3%**	**1,996,243**	**50.0%**
Agricultural:						
Land	64,799	1.6%	65,900	1.6%	61,299	1.5%
Production	62,500	1.5%	63,051	1.5%	63,008	1.6%
Total agricultural	**127,299**	**3.1%**	**128,951**	**3.1%**	**124,307**	**3.1%**
Consumer						
Residential real estate first lien	874,737	21.6%	894,402	21.8%	921,019	23.1%
Residential real estate construction	33,703	0.8%	34,124	0.8%	33,547	0.8%
Residential real estate HELOC	260,883	6.4%	234,681	5.7%	162,509	4.1%
Residential real estate junior lien	36,844	0.9%	40,434	1.0%	44,060	1.1%
Other Consumer	44,858	1.1%	41,715	1.1%	44,122	1.1%
Total consumer	**1,251,025**	**30.8%**	**1,245,356**	**30.4%**	**1,205,257**	**30.2%**
Total loans	**$ 4,048,022**	**100.0%**	**$ 4,102,076**	**100.0%**	**$ 3,992,534**	**100.0%**

LINE OF CREDIT UTILIZATION



C&I
600,000
500,000
400,000
300,000
200,000
100,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2022
2023
2024
2025
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Funded
Unfunded
Funded %



Home Equity Lines of Credit
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2022
2023
2024
2025
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, and ag production.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended December 31, 2025				
($ in thousands)	Beginning Balance	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial:					
Commercial and industrial	$ 13,405	$ 2,778	$ (62)	$ 95	$ 16,216
Commercial real estate					
Construction, land and development	17,257	(4,047)	—	—	13,210
Multifamily	4,337	43	—	—	4,380
Non-owner occupied	10,123	795	—	88	11,006
Owner occupied	3,291	(205)	—	11	3,097
Total commercial real estate	35,008	(3,414)	—	99	31,693
Agricultural					
Land	999	(44)	—	4	959
Production	688	(120)	—	55	623
Total Agriculture	1,687	(164)	—	59	1,582
Total commercial	**50,100**	**(800)**	**(62)**	**253**	**49,491**
Consumer:					
Residential real estate					
First lien	9,294	64	—	—	9,358
Construction	272	2	—	—	274
HELOC	1,679	292	(188)	4	1,787
Junior lien	439	(345)	—	301	395
Total residential real estate	11,684	13	(188)	305	11,814
Other consumer	343	264	(28)	31	610
Total Consumer	12,027	277	(216)	336	12,424
Total	**$ 62,127**	**$ (523)**	**$ (278)**	**$ 589**	**$ 61,915**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of $218 thousand related to off-balance sheet credit exposure and ($3) thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

	December 31, 2025		December 31, 2024	
($ in thousands)	Allocated Allowance	Percentage of segment allowance to segment loans	Allocated Allowance	Percentage of segment allowance to segment loans
Commercial and industrial	$ 16,216	2.20%	$ 8,170	1.23%
CRE - Construction, land and development	13,210	5.36%	16,277	5.52%
CRE - Multifamily	4,380	1.14%	4,716	1.30%
CRE - Non-owner occupied	11,006	1.26%	16,513	1.71%
CRE - Owner occupied	3,097	0.72%	3,226	0.87%
Agricultural - Land	959	1.48%	597	0.97%
Agricultural - Production	623	1.00%	631	1.00%
Residential real estate first lien	9,358	1.07%	6,921	0.75%
Residential real estate construction	274	0.81%	357	1.06%
Residential real estate HELOC	1,787	0.68%	1,339	0.82%
Residential real estate junior lien	395	1.07%	742	1.68%
Other Consumer	610	1.36%	440	1.00%
Total loans	**$ 61,915**	**1.53%**	**$ 59,929**	**1.50%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly					Year ended	
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	December 31, 2025	December 31, 2024
Total Assets	$ 5,230,084	$ 5,330,573	$ 5,323,822	$ 5,339,620	$ 5,261,673	$ 5,230,084	$ 5,261,673
Total Loans	4,048,022	4,102,075	4,044,657	4,085,483	3,992,534	4,048,022	3,992,534
Total Deposits	4,192,003	4,412,653	4,337,468	4,485,291	4,378,410	4,192,003	4,378,410
Tangible Common Equity[1]	445,929	429,300	409,059	387,426	365,894	445,929	365,894
Net Income (Loss)	$ (33,050)	$ 16,924	$ 20,253	$ 13,315	$ (66)	$ 17,439	$ 17,780
ROAA (%)	(2.50)	1.27	1.53	1.02	—	0.33	0.39
ROATCE(%)[1]	(28.15)	18.48	22.65	16.50	2.38	6.29	7.14
Net Interest Margin (FTE) (%)	3.69	3.50	3.51	3.41	3.20	3.53	2.56
Efficiency Ratio (FTE) (%)[1]	557.48	65.34	60.66	68.76	79.47	84.10	77.92
Non-Int. Income (Loss)/Op. Rev. (%)	(449.23)	40.56	42.47	40.17	46.94	23.12	51.78
Earnings (loss) per common share - diluted	$ (1.27)	$ 0.65	$ 0.78	$ 0.52	$ -	$ 0.68	$ 0.83
Total Equity/Total Assets (%)	10.80	10.33	10.01	9.63	9.42	10.80	9.42
Tang. Cmn. Equity/Tang. Assets (%)[1]	8.72	8.24	7.87	7.43	7.13	8.72	7.13
Loans/Deposits (%)	96.57	92.96	93.25	91.09	91.19	96.57	91.19
NPLs/Loans (%)	1.63	1.45	1.27	1.24	1.58	1.63	1.58
NPAs/Assets (%)	1.27	1.13	0.98	0.96	1.20	1.27	1.20
Allowance/NPLs (%)	93.60	104.16	115.15	122.59	95.30	93.60	95.30
Allowance/Loans (%)	1.53	1.51	1.47	1.52	1.50	1.53	1.50
NCOs/Average Loans (%)	(0.03)	(0.17)	0.37	0.04	0.13	0.05	0.13

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual 2025	2024	2023	2022	2021	21 - '25 CAGR
Total Assets	$ 5,230,084	$ 5,261,673	$ 3,907,713	$ 3,779,637	$ 3,392,691	11.4%
Total Loans	4,048,022	3,992,534	2,759,583	2,443,994	1,758,020	23.2%
Total Deposits	4,192,003	4,378,410	3,095,611	2,915,484	2,920,551	9.5%
Tangible Common Equity[1]	445,929	365,894	305,186	287,330	307,663	9.7%
Net Income (Loss)	$ 17,439	$ 17,780	$ 11,696	$ 40,005	$ 52,681	
ROAA (%)	0.33	0.39	0.31	1.14	1.66	
ROATCE(%)[1]	6.29	7.14	5.37	15.09	18.89	
Net Interest Margin (FTE) (%)	3.53	2.56	2.46	3.04	2.90	
Efficiency Ratio (FTE) (%)[1]	84.10	77.92	85.85	72.86	70.02	
Non-Int. Income (Loss)/Op. Rev. (%)	23.12	51.78	47.74	52.72	62.86	
Earnings (loss) per common share - diluted	0.68	0.83	0.58	2.10	2.97	
Total Equity/Total Assets (%)	10.80	9.42	9.45	9.44	10.59	
Tang. Cmn. Equity/Tang. Assets (%)[1]	8.72	7.13	7.94	7.74	9.21	
Loans/Deposits (%)	96.57	91.19	89.15	83.83	60.19	
NPLs/Loans (%)	1.63	1.58	0.32	0.16	0.12	
NPAs/Assets (%)	1.27	1.20	0.22	0.10	0.09	
Allowance/NPLs (%)	93.60	95.30	410.34	820.93	1,437.05	
Allowance/Loans (%)	1.53	1.50	1.30	1.27	1.80	
NCOs/Average Loans (%)	0.05	0.13	(0.04)	0.02	(0.04)	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly					Year ended	
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	December 31, 2025	December 31, 2024
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 564,934	$ 550,687	$ 533,155	$ 514,232	$ 495,410	$ 564,934	$ 495,410
Less: Goodwill	85,634	85,634	85,634	85,634	85,634	85,634	85,634
Less: Other intangible assets	33,371	35,753	38,462	41,172	43,882	33,371	43,882
Tangible common equity (a)	445,929	429,300	409,059	387,426	365,894	445,929	365,894
Total assets	5,230,084	5,330,572	5,323,822	5,339,620	5,261,673	5,230,084	5,261,673
Less: Goodwill	85,634	85,634	85,634	85,634	85,634	85,634	85,634
Less: Other intangible assets	33,371	35,753	38,462	41,172	43,882	33,371	43,882
Tangible assets (b)	5,111,079	5,209,185	5,199,726	5,212,814	5,132,157	5,111,079	5,132,157
Tangible common equity to tangible assets (a)/(b)	8.72%	8.24%	7.87%	7.43%	7.13%	8.72%	7.13%
Tangible common equity per common share							
Tangible common equity (c)	445,929	429,300	409,059	387,426	365,894	445,929	365,894
Common shares outstanding (d)	25,406	25,397	25,389	25,366	25,345	25,406	25,345
Tangible common equity per common share (c)/(d)	$ 17.55	$ 16.90	$ 16.11	$ 15.27	$ 14.44	$ 17.55	$ 14.44
Return on average tangible common equity							
Net income (loss)	$ (33,050)	$ 16,924	$ 20,253	$ 13,315	$ (66)	$ 17,439	$ 17,780
Add: Intangible amortization expense (net of tax)	1,882	2,141	2,141	2,141	2,215	8,304	5,353
Net income (loss), excluding intangible amortization (e)	(31,168)	19,065	22,394	15,456	2,149	25,743	23,133
Average total equity	552,106	524,459	513,606	499,224	478,092	525,323	397,738
Less: Average goodwill	85,634	85,634	85,634	85,634	84,393	85,634	56,237
Less: Average other intangible assets (net of tax)	27,270	29,540	31,436	33,718	34,107	30,470	17,534
Average tangible common equity (f)	439,202	409,285	396,536	379,872	359,592	409,219	323,967
Return on average tangible common equity (e)/(f)	(28.15%)	18.48%	22.65%	16.50%	2.38%	6.29%	7.14%
Efficiency ratio							
Noninterest expense	$ 51,881	$ 50,541	$ 48,438	$ 50,365	$ 60,457	$ 201,227	$ 180,675
Less: Intangible amortization expense	2,382	2,710	2,710	2,710	2,804	10,511	6,776
Adjusted noninterest expense for efficiency ratio (g)	49,499	47,831	45,728	47,655	57,653	190,716	173,899
Net interest income	45,174	43,136	43,032	41,157	38,284	172,499	107,045
Noninterest income (loss)	(36,949)	29,430	31,763	27,632	33,874	51,876	114,930
Tax-equivalent adjustment	654	638	592	520	385	2,402	1,202
Total tax-equivalent revenue (h)	8,879	73,204	75,387	69,309	72,543	226,777	223,177
Efficiency ratio (g)/(h)	557.48%	65.34%	60.66%	68.76%	79.47%	84.10%	77.92%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2025	2024	2023	2022	2021
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 564,934	$ 495,410	$ 369,127	$ 356,872	$ 359,403
Less: Goodwill	85,634	85,634	46,783	47,087	31,490
Less: Other intangible assets	33,371	43,882	17,158	22,455	20,250
Tangible common equity (a)	445,929	365,894	305,186	287,330	307,663
Total assets	5,230,084	5,261,673	3,907,713	3,779,637	3,392,691
Less: Goodwill	85,634	85,634	46,783	47,087	31,490
Less: Other intangible assets	33,371	43,882	17,158	22,455	20,250
Tangible assets (b)	5,111,079	5,132,157	3,843,772	3,710,095	3,340,951
Tangible common equity to tangible assets (a)/(b)	8.72%	7.13%	7.94%	7.74%	9.21%
Tangible common equity per common share					
Total stockholders' equity	$ 564,934	$ 495,410	$ 369,127	$ 356,872	$ 359,403
Less: Goodwill	85,634	85,634	46,783	47,087	31,490
Less: Other intangible assets	33,371	43,882	17,158	22,455	20,250
Tangible common equity (c)	445,929	365,894	305,186	287,330	307,663
Common shares outstanding (d)	25,406	25,345	19,734	19,992	17,213
Tangible common equity per common share (c)/(d)	$ 17.55	$ 14.44	$ 15.46	$ 14.37	$ 17.87
Return on average tangible common equity					
Net income (loss)	$ 17,439	$ 17,780	$ 11,696	$ 40,005	$ 52,681
Add: Intangible amortization expense (net of tax)	8,304	5,353	4,184	3,756	3,460
Net income (loss), excluding intangible amortization (e)	25,743	23,133	15,880	43,761	56,141
Average total equity	525,323	397,738	358,268	346,355	346,059
Less: Average goodwill	85,634	56,237	46,959	39,415	30,385
Less: Average other intangible assets (net of tax)	30,470	17,534	15,624	17,018	18,548
Average tangible common equity (f)	409,219	323,967	295,685	289,922	297,126
Return on average tangible common equity (e)/(f)	6.29%	7.14%	5.37%	15.09%	18.89%
Efficiency Ratio					
Noninterest expense	$ 201,227	$ 180,675	$ 150,157	$ 158,770	$ 168,909
Less: Intangible amortization expense	10,511	6,776	5,296	4,754	4,380
Adjusted noninterest expense (g)	190,716	173,899	144,861	154,016	164,529
Net interest income	172,499	107,045	87,839	99,729	87,099
Noninterest income (loss)	51,876	114,930	80,229	111,223	147,387
Tax-equivalent adjustment	2,402	1,202	671	429	492
Total tax-equivalent revenue (h)	226,777	223,177	168,739	211,381	234,978
Efficiency ratio (g)/(h)	84.10%	77.92%	85.85%	72.86%	70.02%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for where otherwise noted)	Quarterly					Twelve Months Ended	Twelve Months Ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	December 31, 2025	December 31, 2024
Adjusted Noninterest income as a percentage of adjusted revenue							
Noninterest income (loss)	$ (36,949)	$ 29,430	$ 31,763	$ 27,632	$ 33,874	$ 51,876	$ 114,930
Less: Net gains (losses) on investment securities	(68,403)	—	—	—	—	(68,403)	—
Less: Net gains (losses) on sale of loans	—	(35)	2,115	—	—	2,080	—
Less: Net gains (losses) on sale/disposal of premises and equipment	(445)	—	(85)	—	3,459	(530)	3,941
Adjusted Noninterest income (a)	31,899	29,465	29,733	27,632	30,415	118,729	110,989
Net interest income (b)	45,174	43,136	43,032	41,157	38,284	172,499	107,045
Adjusted revenue (a) + (b) = (c)	77,073	72,601	72,765	68,789	68,699	291,228	218,034
Adjusted noninterest income as a percentage of adjusted revenue (a) / (c)	41.39%	40.58%	40.86%	40.17%	44.27%	40.77%	50.90%
Adjusted banking fees and other income[1]							
Banking fees and other income (loss)[1]	($61,647)	$6,374	8,376	4,621	$10,376	(42,276)	24,395
Less: Net gains (losses) on investment securities	(68,403)	—	—	—	—	(68,403)	—
Less: Net gains (losses) on sale of loans	—	(35)	2,115	—	—	2,080	—
Less: Net gains (losses) on sale/disposal of premises and equipment	(445)	—	(85)	—	3,459	(530)	3,941
Adjusted banking fees and other income[1] (d)	7,201	6,409	6,346	4,621	6,917	24,577	20,454
Adjusted banking fees and other income[1] as a percentage of adjusted revenue (d) / (c)	9.34%	8.83%	8.72%	6.72%	10.07%	8.44%	9.38%

($ in thousands, except for per share data and where otherwise noted)	Annual					
	2024	2023	2022	2021	2020	Average
Adjusted net income excluding net gains (losses) on investment securities						
Net income (loss)	$ 17,780	$ 11,696	$ 40,005	$ 52,681	$ 44,675	
Less: Net gains (losses) on investment securities (net of tax)[2]	-	(19,468)	-	-	-	
Adjusted net income excluding net gains (losses) on investment securities (e)	17,780	31,164	40,005	52,681	44,675	
Adjusted return on average equity						
Average total equity (f)	397,738	358,268	346,355	346,059	310,208	
Adjusted return on average equity (e)/(f)	4.47%	8.70%	11.55%	15.22%	14.40%	11.33%
Adjusted return on average assets						
Average total assets (g)	4,503,483	3,817,017	3,500,655	3,178,820	2,775,140	
Adjusted return on average assets (e)/(g)	0.39%	0.82%	1.14%	1.66%	1.61%	1.16%

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Year ended	
	4Q 2025	3Q 2025	4Q 2024	December 31, 2025	December 31, 2024
Pre-provision net revenue					
Add: Net interest income	$ 45,174	$ 43,136	$ 38,284	$ 172,499	$ 107,045
Add: Noninterest income (loss)	(36,949)	29,430	33,874	51,876	114,930
Less: Noninterest expense	51,881	50,541	60,457	201,227	180,675
Pre-provision net revenue	(43,656)	22,025	11,701	23,148	41,300
Adjusted noninterest income					
Noninterest income (loss)	$ (36,949)	$ 29,430	$ 33,874	$ 51,876	$ 114,930
Less: Adjusted noninterest income (loss) items					
Net gains (losses) on investment securities	(68,403)	—	—	(68,403)	—
Net gains (losses) on sale of loans	—	(35)	—	2,080	—
Net gains (losses) on sale/disposal of premises and equipment	(445)	—	3,459	(530)	3,941
Total adjusted noninterest income (loss) items (a)	(68,848)	(35)	3,459	(66,853)	3,941
Adjusted noninterest income (b)	31,899	29,465	30,415	118,729	110,989
Adjusted noninterest expense					
Noninterest expense	$ 51,881	$ 50,541	$ 60,457	$ 201,227	$ 180,675
Less: Adjusted noninterest expense items					
HMNF acquisition-related expenses	(112)	(43)	7,729	142	9,980
Severance and signing bonus expense[1]	212	104	2,276	1,319	2,901
Total adjusted noninterest expense items (c)	100	61	10,005	1,461	12,881
Adjusted noninterest expense (d)	51,781	50,480	50,452	199,766	167,794
Adjusted pre-provision net revenue					
Add: Net interest income	$ 45,174	$ 43,136	$ 38,284	$ 172,499	$ 107,045
Add: Adjusted noninterest income (b)	31,899	29,465	30,415	118,729	110,989
Less: Adjusted noninterest expense (d)	51,781	50,480	50,452	199,766	167,794
Adjusted pre-provision net revenue	25,292	22,121	18,247	91,462	50,240
Adjusted Efficiency ratio					
Adjusted noninterest expense (d)	$ 51,781	$ 50,480	$ 50,452	$ 199,766	$ 167,794
Less: Intangible amortization expense	2,382	2,710	2,804	10,511	6,776
Adjusted noninterest expense for efficiency ratio (e)	49,399	47,770	47,648	189,255	161,018
Total tax-equivalent revenue					
Add: Net interest income	45,174	43,136	38,284	172,499	107,045
Add: Adjusted noninterest income (b)	31,899	29,465	30,415	118,729	110,989
Add: Tax-equivalent adjustment	654	638	385	2,402	1,202
Total tax-equivalent revenue (f)	77,727	73,239	69,084	293,630	219,236
Adjusted efficiency ratio (e)/(f)	63.55%	65.22%	68.97%	64.45%	73.45%

| 1. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted) Lettered items are continued from the prior slide	Quarterly 4Q 2025	3Q 2025	4Q 2024	Year ended December 31, 2025	December 31, 2024
Adjusted net income					
Net income (loss)	$ (33,050)	$ 16,924	$ (66)	$ 17,439	$ 17,780
Less: Adjusted noninterest income (loss) items (net of tax)[1] (a)	(54,390)	(28)	2,733	(52,814)	3,113
Add: HMNF Day One Provision for Credit Losses (net of tax)[1]	-	-	6,140	-	6,140
Add: Adjusted noninterest expense items (net of tax)[1] (c)	79	48	7,904	1,154	10,176
Adjusted net income (g)	21,419	17,000	11,245	71,407	30,983
Adjusted earnings per share					
Adjusted net income (g)	$ 21,419	$ 17,000	$ 11,245	$ 71,407	$ 30,983
Less: Dividends and undistributed earnings allocated to participating securities	(462)	148	(54)	(29)	37
Adjusted net income available to common (h)	21,881	16,852	11,299	71,436	30,946
Diluted average common shares outstanding (i)	25,710	25,713	25,144	25,697	21,321
Adjusted earnings per share (h) / (i)	0.85	0.66	0.45	2.78	1.45
Adjusted return on average assets					
Average total assets (j)	5,252,046	5,273,306	5,272,777	5,277,867	4,503,483
Adjusted return on average assets (g)/(j)	1.62%	1.28%	0.85%	1.35%	0.69%
Adjusted return on average tangible common equity					
Adjusted net income (g)	$ 21,419	$ 17,000	$ 11,245	$ 71,407	$ 30,983
Add: Intangible amortization expense (net of tax)[1]	1,882	2,141	2,215	8,304	5,353
Adjusted net income, excluding intangible amortization (k)	23,301	19,141	13,460	79,711	36,336
Average total equity	552,106	524,459	478,092	525,323	397,738
Less: Average goodwill	85,634	85,634	84,393	85,634	56,237
Less: Average other intangible assets (net of tax)[1]	27,270	29,540	34,107	30,470	17,534
Average tangible common equity (l)	439,202	409,285	359,592	409,219	323,967
Adjusted return on average tangible common equity (k)/(l)	21.05%	18.55%	14.89%	19.48%	11.22%
Adjusted net charge-offs (recoveries) ratio					
Net charge-offs (recoveries)	$ (311)	$ (1,715)	$ 1,258	$ 2,148	$ 4,154
Less: Charge-off of PCD reserves	—	—	—	3,053	—
Adjusted net charge-offs (recoveries) (m)	(311)	(1,715)	1,258	(905)	4,154
Average total loans (n)	4,049,082	4,036,936	3,814,934	4,047,034	3,099,015
Adjusted net charge-offs (recoveries) ratio (m)/(n)	-0.03%	-0.17%	0.13%	-0.02%	0.13%

1. Adjusted items are shown after-tax using a 21% tax rate.